SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 10, 2008
ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-31775	86-1062192

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100 Dallas, Texas (Address of principal executive offices)	75254 (Zip code)
Registrant’s telephone number, including area code: (972) 490-9600
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     (e) Compensatory Arrangements of Certain Officers
     On June 10, 2008, Ashford Hospitality Trust, Inc. (the “Company”) held its Annual Meeting of Stockholders at which the Company’s stockholders approved an amendment (the “Amendment”) to the Amended and Restated 2003 Incentive Stock Plan of Ashford Hospitality Trust, Inc. (the “Plan”). The Amendment increased the number of shares of Common Stock that may be issued under the Plan by 3,750,000 and eliminated the 450,000 share maximum limit on the number of shares of Common Stock that can be issued under the Plan to any one participant in any one calendar year.
     The foregoing summary is qualified in its entirety by reference to the Plan and the Amendment.

SIGNATURE
     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 16, 2008

ASHFORD HOSPITALITY TRUST, INC.
By:	/s/ David A. Brooks
David A. Brooks
Chief Legal Officer